Note 25 - Cumulative Preferred Stock of Subsidiary	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

25.          CUMULATIVE PREFERRED STOCK OF SUBSDIARY

The Company’s wholly-owned subsidiary, Juhl Renewable Assets, Inc. has issued 1,580,000 shares of Cumulative Series A Preferred Stock at a stated price of $1.00 per share, including 1,400,000 shares issued during 2013. The subsidiary has designated 30,000,000 shares as Series A Preferred for this purpose. The Company used the proceeds from the sale of preferred stock as repayment to Company affiliates who had previously advanced monies to enable Juhl Renewable Assets to invest in renewable energy projects. Holders of the Preferred Stock will be entitled to receive, to the extent of legally available funds, a targeted dividend of 9% per annum, payable quarterly. Dividends for the years ended December 31, 2013 and 2012 were approximately $72,000 and $16,000, respectively. The preferred shares carry no voting rights but have a liquidation preference over common stockholders of the subsidiary. The Company has the call protection right whereby it has the right, but not an obligation, to redeem any outstanding shares subject to the provisions in the certificate of designation. The holders of the preferred stock can require the Company to redeem the shares after December 31, 2014 subject to the terms of the certificate of designation. Based on the designations and rights offered to preferred shareholders, the preferred stock is being carried outside of permanent equity on the consolidated balance sheets at their current redemption value.